Exhibit 99.1
Contact: Michael Mitchell
The Medicines Company
973-290-6000
investor.relations@themedco.com
FOR IMMEDIATE RELEASE:

THE MEDICINCES COMPANY REPORTS SECOND QUARTER AND FIRST HALF 2012 FINANCIAL RESULTS
QUARTERLY NET REVENUES RISE 13.5% TO $135.7 MILLION
PARSIPPANY, NJ, July 25, 2012 - The Medicines Company (NASDAQ: MDCO), a global pharmaceutical company focused on advancing the treatment of critical care patients through the delivery of innovative, cost-effective medicines, today announced second quarter and first half financial results for 2012.

Financial highlights for the second quarter of 2012:

•	Net revenue increased by 13.5% to $135.7 million for the second quarter of 2012 from $119.6 million in the second quarter of 2011.

◦	Angiomax U.S. sales increased by 8.2% to $121.2 million in the second quarter of 2012 compared to $112.0 million in the second quarter of 2011.

◦	Angiomax/Angiox international net revenue in the second quarter of 2012 increased by 63.6% to $11.9 million compared with $7.3 million in the second quarter of 2011.

•	Net income for the second quarter of 2012 was $13.8 million, or $0.25 per share, compared with net income of $11.4 million, or $0.21 per share, for the second quarter of 2011.

•
Non-GAAP net income for the second quarter of 2012 was $25.7 million, or $0.46 per share, compared to non-GAAP net income of $13.2 million, or $0.24 per share for the second quarter 2011. Non-GAAP net income excludes stock-based compensation expense, non-cash interest expense and non-cash income taxes.

Financial highlights for the first half of 2012:

•	Net revenue increased by 13.2% to $262.3 million for the first half of 2012 from $231.7 million in the first half of 2011.

◦	Angiomax U.S. sales increased by 9.1% to $236.7 million in the first half of 2012 compared with $217.0 million in the first half of 2011.

◦	Angiomax/Angiox international net revenue in the first half of 2012 increased by 56.2% to $22.6 million compared with $14.4 million in the first half of 2011.

•	Net income for the first half of 2012 was $21.3 million, or $0.38 per share, compared with net income of $35.7 million, or $0.66 per share, for the first half of 2011.

•
Non-GAAP net income for the first half of 2012 was $40.9 million, or $0.74 per share, compared with non-GAAP net income of $47.7 million, or $0.88 per share for the first half of 2011. Non-GAAP net income excludes stock-based compensation expense, non-cash interest expense and non-cash income taxes.

Glenn Sblendorio, President and Chief Financial Officer, stated, “For the first half of 2012, revenue growth has been robust with Europe a particular bright spot - while we have kept worldwide SG&A costs stable. Since 2010, we have been realizing the operating leverage we anticipated. Our R&D projects are moving forward aggressively to drive toward answers on our critical Phase 3 trials of oritavancin and cangrelor.”

The following table provides reconciliations between GAAP and non-GAAP net income for the second quarter (Q2) and first half (1H) of 2012 and 2011. Non-GAAP net income excludes the transaction charges related to stock-based compensation expense, non-cash interest expense and non-cash income taxes:

(in millions)	Reported GAAP Net Income	Stock-Based Compensation Expense	Non-cash Interest Expense	Non-cash Provision (Benefit) for Income Taxes	Non-GAAP Net Income(1)

Q2 2012	$13.8	$4.2	$0.6	$7.2	$25.7

Q2 2011	$11.4	$3.2	$—	$(1.4)	$13.2

1H 2012	$21.3	$7.3	$0.6	$11.7	$40.9

1H 2011	$35.7	$5.4	$—	$6.6	$47.7

Note: Amounts may not sum due to rounding. (1)Excluding stock-based compensation expense, non-cash interest expense and the non-cash provision (benefit) for income taxes.

Reconciliations between GAAP and non-GAAP fully diluted earnings per share (EPS) for Q2 and 1H of 2012 and 2011 are provided in the following table:

(per share)	Reported GAAP EPS	Stock-Based Compensation Expense	Non-cash Interest Expense	Non-cash Provision (Benefit) for Income Taxes	Non-GAAP EPS(1)

Q2 2012	$0.25	$0.08	$0.01	$0.13	$0.46

Q2 2011	$0.21	$0.06	$—	$(0.03)	$0.24

1H 2012	$0.38	$0.13	$0.01	$0.21	$0.74

1H 2011	$0.66	$0.10	$—	$0.12	$0.88

Note: Amounts may not sum due to rounding. (1)Excluding stock-based compensation expense, non-cash interest expense and the non-cash provision (benefit) for income taxes.

The Company believes that presenting the non-GAAP information contained in the financial tables and in this press release assists investors and others in gaining a better understanding of the Company's core operating results and future prospects, expected growth rates or forecasted guidance, particularly as related to stock-based compensation expense and non-cash income taxes. Management uses this non-GAAP information, in addition to the GAAP information, as the basis for measuring the Company's core operating performance and comparing such performance to that of prior periods and to the performance of its competitors. Such measures are also used by management in its financial and operating decision-making. Non-GAAP information is not meant to be considered superior to or a substitute for the Company's results of operations prepared in accordance with GAAP. A reconciliation of GAAP results with non-GAAP results may also be found in the attached financial tables.

There will be a conference call with management today at 8:30 a.m. Eastern Time to discuss second quarter 2012 financial results and operational developments. The conference call will be available via phone and webcast. The webcast can be accessed at The Medicines Company website at www.themedicinescompany.com.

The dial in information is listed below:
Domestic Dial In:            800-659-2032
International Dial In:            617-614-2712
Passcode for both dial in numbers:    69019146

Replay is available from 10:30 a.m. Eastern Time following the conference call through August 8, 2012. To hear a replay of the call dial 888-286-8010 (domestic) and 617-801-6888 (international). Passcode for both dial in numbers is 72155180.

About The Medicines Company
The Medicines Company (NASDAQ: MDCO) provides medical solutions to improve health outcomes for patients in acute and intensive care hospitals worldwide. These solutions comprise medicines and knowledge that directly impact the survival and well being of critically ill patients. The Medicines Company's website is www.themedicinescompany.com.

Statements contained in this press release about The Medicines Company that are not purely historical, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words "believes," "anticipates" and "expects" and similar expressions, including the Company's preliminary revenue results, are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements.  Important factors that may cause or contribute to such differences include the extent of the commercial success of Angiomax, the Company's ability to develop its global operations and penetrate foreign markets, whether the Company's products will advance in the clinical trials process on a timely basis or at all, whether the Company will make regulatory submissions for product candidates on a timely basis, whether its regulatory submissions will receive approvals from regulatory agencies on a timely basis or at all, whether physicians, patients and other key decision makers will accept clinical trial results, risks associated with the establishment of international operations, whether the Company is able to obtain or maintain patent protection for the intellectual property relating to the Company's products; and such other factors as are set forth in the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission including, without limitation, the risk factors detailed in the Company's Quarterly Report on Form 10-Q filed on May 10, 2012, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements.

The Medicines Company
Condensed Consolidated Statements of Operations
(unaudited)
(in thousands, except per share data)	Three months ended June 30,
	2012	2011

Net revenue	$135,702	$119,591
Operating expenses:
Cost of revenue	42,681	37,830
Research and development	32,962	26,536
Selling, general and administrative	40,467	41,420
Total operating expenses	116,110	105,786

Income from operations	19,592	13,805
Legal settlement	—	—
Co-promotion income	2,500	—
Interest expense	(784)	—
Other income	697	61
Income before income taxes	22,005	13,866
Provision for income taxes	(8,251)	(2,426)

Net income	13,754	11,440
Net loss attributable to non-controlling interest	1	—
Net income attributable to The Medicines Company	$13,755	$11,440

Basic earnings per common share	$0.25	$0.21
Shares used in computing basic earnings per common share	54,035	53,441

Diluted earnings per common share	$0.25	$0.21
Shares used in computing diluted earnings per common share	55,556	54,314

The Medicines Company
Condensed Consolidated Statements of Operations

(in thousands, except per share data)	Year to Date June 30,
	2012	2011

Net revenue	$262,312	$231,728
Operating expenses:
Cost of revenue	81,344	73,400
Research and development	65,740	50,328
Selling, general and administrative	83,653	79,348
Total operating expenses	230,737	203,076

Income from operations	31,575	28,652
Legal settlement	—	17,984
Co-promotion income	2,500	—
Interest expense	(784)	—
Other income	759	872
Income before income taxes	34,050	47,508
Benefit from income taxes	(12,725)	(11,827)

Net income	21,325	35,681
Net loss attributable to non-controlling interest	1	—
Net income attributable to The Medicines Company	$21,326	$35,681

Basic earnings per common share	$0.39	$0.67
Shares used in computing basic earnings per common share	54,036	53,343

Diluted earnings per common share	$0.38	$0.66
Shares used in computing diluted earnings per common share	55,614	54,223

The Medicines Company
Condensed Consolidated Balance Sheets

(in thousands)	June 30,	December 31,
	2012	2011
	(unaudited)
ASSETS
Cash, cash equivalents and available for sales securities	$517,485	$340,512
Accrued interest receivable	300	374
Accounts receivable, net	65,664	74,559
Inventory	47,202	45,145
Deferred tax assets	9,395	9,395
Prepaid expenses and other current assets	12,406	11,738
Total current assets	652,452	481,723

Fixed assets, net	16,916	17,979
Intangible assets, net	121,835	87,329
Restricted cash	2,697	4,714
Deferred tax assets	74,547	78,441
Goodwill	14,671	14,671
Other assets	7,766	7,790
Total assets	$890,884	$692,647

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities	$116,365	$154,635
Contingent purchase price	21,568	20,431
Convertible senior notes (due 2017)	221,322	—
Other long term liabilities	6,028	5,939
Stockholders' equity	525,601	511,642
Total liabilities and stockholders' equity	$890,884	$692,647

The Medicines Company
Reconciliation of GAAP to non-GAAP Measures
(All amounts in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,
	2012
	GAAP(1)	Stock-Based Compensation		Non-cash Interest Expense		Non-cash Tax Provision		Non-GAAP(5) As Adjusted
Net revenue	$135,702	$—		$—		$—		$135,702

Operating expenses:
Cost of revenue	42,681	(38)	(2)	—		—		42,643
Research and development	32,962	(480)	(2)	—		—		32,482
Selling, general and administrative	40,467	(3,663)	(2)	—		—		36,804
Total operating expenses	116,110	(4,181)		—		—		111,929

Income from operations	19,592	4,181		—		—		23,773

Co-promotion income	2,500	—		—		—		2,500
Interest expense	(784)	—		577	(3)	—		(207)
Other income	697	—		—		—		697
Income before income taxes	22,005	4,181		577		—		26,763
(Provision) benefit for income taxes	(8,251)	—		—		7,232	(4)	(1,019)
Net income	13,754	4,181		577		7,232		25,744
Net loss attributable to non-controlling interest	1	—		—		—		1
Net income attributable to The Medicines Company	$13,755	$4,181		$577		$7,232		$25,745

Basic earnings per common share	$0.25	$0.08		$0.01		$0.13		$0.48

Shares used in computing basic earnings per common share	54,035	54,035		54,035		54,035		54,035

Diluted earnings per common share	$0.25	$0.08		$0.01		$0.13		$0.46

Shares used in computing diluted earnings per common share	55,556	55,556		55,556		55,556		55,556

Note: Amounts may not sum due to rounding
(1) GAAP Results
(2) Non-cash stock compensation expense
(3) Non-cash interest expense
(4) Non-cash income taxes
(5) Non-GAAP Results

The Medicines Company
Reconciliation of GAAP to non-GAAP Measures
(All amounts in thousands, except per share amounts)
(unaudited)

	Six Months Ended June 30,
	2012
	GAAP(1)	Stock-Based Compensation		Non-cash Interest Expense		Non-cash Tax Provision		Non-GAAP(5) As Adjusted
Net revenue	$262,312	$—		$—		$—		$262,312

Operating expenses:
Cost of revenue	81,344	(73)	(2)	—		—		81,271
Research and development	65,740	(1,026)	(2)	—		—		64,714
Selling, general and administrative	83,653	(6,196)	(2)	—		—		77,457
Total operating expenses	230,737	(7,295)		—		—		223,442

Income from operations	31,575	7,295		—		—		38,870

Co-promotion income	2,500	—		—		—		2,500
Interest expense	(784)	—		577	(3)	—		(207)
Other income	759	—		—		—		759
Income before income taxes	34,050	7,295		577		—		41,922
(Provision) benefit for income taxes	(12,725)	—		—		11,706	(4)	(1,019)
Net income	21,325	7,295		577		11,706		40,903
Net loss attributable to non-controlling interest	1	—		—		—		1
Net income attributable to The Medicines Company	$21,326	$7,295		$577		$11,706		$40,904

Basic earnings per common share	$0.39	$0.14		$0.01		$0.22		$0.76

Shares used in computing basic earnings per common share	54,036	54,036		54,036		54,036		54,036

Diluted earnings per common share	$0.38	$0.13		$0.01		$0.21		$0.74

Shares used in computing diluted earnings per common share	55,614	55,614		55,614		55,614		55,614

Note: Amounts may not sum due to rounding
(1) GAAP Results
(2) Non-cash stock compensation expense
(3) Non-cash interest expense
(4) Non-cash income taxes
(5) Non-GAAP Results

The Medicines Company
Reconciliation of GAAP to non-GAAP Measures
(All amounts in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,
	2011
	GAAP(1)	Stock-Based Compensation		Non-cash Tax Provision		Non-GAAP(4) As Adjusted
Net revenue	$119,591	$—		$—		$119,591

Operating expenses:
Cost of revenue	37,830	(35)	(2)	—		37,795
Research and development	26,536	(531)	(2)	—		26,005
Selling, general and administrative	41,420	(2,648)	(2)	—		38,772
Total operating expenses	105,786	(3,214)		—		102,572

Income from operations	13,805	3,214		—		17,019

Other income	61	—		—		61
Income before income taxes	13,866	3,214		—		17,080
(Provision) benefit for income taxes	(2,426)	—		(1,437)	(3)	(3,863)
Net income (loss)	$11,440	$3,214		$(1,437)		$13,217

Basic earnings (loss) per common share	$0.21	$0.06		$(0.03)		$0.25

Shares used in computing basic earnings (loss) per common share	53,441	53,441		53,441		53,441

Diluted earnings (loss) per common share	$0.21	$0.06		$(0.03)		$0.24

Shares used in computing diluted earnings (loss) per common share	54,314	54,314		54,314		54,314

Note: Amounts may not sum due to rounding
(1) GAAP Results
(2) Non-cash stock compensation expense
(3) Non-cash income taxes
(4) Non-GAAP Results

The Medicines Company
Reconciliation of GAAP to non-GAAP Measures
(All amounts in thousands, except per share amounts)
(unaudited)

	Six Months Ended June 30,
	2011
	GAAP(1)	Stock-Based Compensation		Non-cash Tax Provision		Non-GAAP(4) As Adjusted
Net revenue	$231,728	$—		$—		$231,728

Operating expenses:
Cost of revenue	73,400	(78)	(2)	—		73,322
Research and development	50,328	(959)	(2)	—		49,369
Selling, general and administrative	79,348	(4,438)	(2)	—		74,910
Total operating expenses	203,076	(5,475)		—		197,601

Income from operations	28,652	5,475		—		34,127

Legal settlement	17,984	—		—		17,984
Other income	872	—		—		872
Income before income taxes	47,508	5,475		—		52,983
(Provision) benefit for income taxes	(11,827)	—		6,554	(3)	(5,273)
Net income	$35,681	$5,475		$6,554		$47,710

Basic earnings per common share	$0.67	$0.10		$0.12		$0.89

Shares used in computing basic earnings per common share	53,343	53,343		53,343		53,343

Diluted earnings per common share	$0.66	$0.10		$0.12		$0.88

Shares used in computing diluted earnings per common share	54,223	54,223		54,223		54,223

Note: Amounts may not sum due to rounding
(1) GAAP Results
(2) Non-cash stock compensation expense
(3) Non-cash income taxes
(4) Non-GAAP Results